COMMITMENTS AND CONTINGENT LIABILITIES	12 Months Ended
Dec. 31, 2011
COMMITMENTS AND CONTINGENT LIABILITIES [Abstract]
COMMITMENTS AND CONTINGENT LIABILITIES
NOTE 9:-	COMMITMENTS AND CONTINGENT LIABILITIES

a.	Lease commitments:

The Company and its subsidiaries facilities and motor vehicles are leased under several operating lease agreements for periods ending in 2011.

Future minimum lease commitments under non-cancelable operating leases are as follows:

Year ended December 31,

2012	$60
2013	51

$111

b.	Guarantees:

As of December 31, 2011, the Company has obtained bank guarantees in the amount of $ 199.

c.	Assets pledged as collateral:

As collateral for the Company's lines of credit and bank guarantees, a fixed charge has been placed on the Company's property and equipment, shareholders' equity, a floating charge (security interest in assets of the Company as they exist from time to time) has been placed on all the other assets of the Company and a specific charge has been placed on the Company's bank deposit as described in Notes 8(a) and 8(b).

d.	Office of the Chief Scientist and European Commission commitments:

Until the sale of the Video activity the Company participated in programs sponsored by the Israeli Government and by the European Commission for the support of research and development activities.

The Company was obligated to pay royalties to the Office of the Chief Scientist ("OCS"), amounting to 3%-3.5% of the sales of the products and other related revenues generated from such projects, up to 100% of the grants received, linked to the U.S. dollar and for grants received after January 1, 1999 also bearing interest at the rate of LIBOR. The obligation to pay these royalties is contingent on actual sales of the products and in the absence of such sales, no payment is required. The Company is currently undergoing an audit by the OCS for royalties paid before the sale of our video business. As of December 31, 2011, the Company believes it has sufficient provisions to cover the outcome of such review process. The provision for the above commitments was recorded under liabilities attributed to discontinued operations

Through December 31, 2010, the Company has paid or accrued royalties to the OCS in the amount of $ 4,308, and had an outstanding contingent obligation to pay royalties in the amount of approximately $ 4,248 plus interest.

In addition, during 2009 and 2010 the Company was audited by the European Commission for grants received under 3 FP6 contracts. The results of the audit reflect an over payment of approximately $ 361 which needs to be repaid by the Company. In addition, the European Commission has inflicted a fine in the amount of $ 149. In addition The Company needs to review the non-audited FP6 contracts and analyze whether there is a need for any implementation of the audit findings for these contracts as well. The Company is currently evaluating its position with respect to the audit and believes it has sufficient provisions to cover the outcome of such review process.

e.	Legal claim and contingent liabilities:

1.
Under the Agreement related to the sale of Video Activity (as further described in Note 1c) the parties agreed on a price adjustment mechanism, upon which, Vitec shall add or subtract to the consideration the adjustment amount whereby the adjustment amount would be deposited in escrow within five days from the closing date.

However,  Vitec has refrained from depositing any amount in escrow.

In that respect, since October, 2010 through April, 2011, both parties have filed several and separate motions with the Tel-Aviv District Court, seeking, inter alia, fixed and temporary injunctions. To date, the Tel-Aviv District Court has refused to grant temporary injunctions.

In April, 2011, based on a request to dismiss filed by Vitec, the court decided to dismiss the different claims without granting expenses to either party, and  transferred them arbitration proceedings.

In November 2011, Vitec and the Company submitted their Statement of Claim to the Arbitrator.

The Company submitted its Statement of Claim against Vitec demanding that Vitec pay an aggregate sum of $ 1,506 for the Adjustment Amount owed to the Company while Vitec submitted its Statement of Claim against the Company, demanding that the Company pay Vitec a total amount of approximately $ 22,816.

The Statement of Claim brought by Vitec is based, inter alia¸ on the following main causes of action: (i) loss of business opportunities (mainly M&A transactions) for lack of available cash; (ii) mail fraud; (iii) defamation; (iv) expenditures related to the legal proceedings between the parties; and (v) several additional causes of action, among others, based on Vitec's claim mentioned above.

In January 2012, the Company submitted its Statement of Defense to Vitec's Statement of Claim denying all of the Vitec's claims and Vitec submitted its Statement of Defense to the Company's Statement of Claim denying all of the Company's claims.

In March 2012, evidentiary hearings were held before the Arbitrator. During these hearings Vitec's witnesses gave their primary testimony and were cross-examined by the Company's attorneys. Additional evidentiary hearings for Vitec's witnesses are scheduled for May 7 and 8, 2012.

Primary testimony affidavits were not submitted by the parties to the above legal proceedings. The proceeding are currently in the midst of Vitec's evidentiary testimony, therefore the Company cannot assess the outcome of these proceedings at this point in time.

2.	Personal Claim against Adv. Doron Afik.

As part of the Agreement the Company, Vitec and Adv. Afik as trustee (the "Trustee") entered into the Consortium Escrow Agreement of March 16, 2010 (the "Consortium Agreement"). Under the Consortium Agreement, $ 300 of the consideration were held in escrow $ 100 per each EC Consortium Agreement to be transferred from the Company to Vitec under the Agreement.

Due to the Trustee's refusal to transfer the escrow funds to the Company, the Company believes the Trustee is in breach of his duties as Trustee and is causing damage to the Company. Therefore, on June 9, 2011, the Company filed a statement of claim for damages of approximately $ 262 against the Trustee.

On November 1, 2011, at the parties' mutual request, the court ordered to transfer these proceedings to arbitration.

On January 15, 2012, Adv. Afik submitted his Statement of Defense to the claim against him, denying all of the Company's claims against him. Also on January 15, 2012, Adv. Afik submitted a counterclaim against Optibase, ( the "Counter-Claim"). In the Counter Claim Adv. Afik demands to receive a total amount of approximately $ 648 from the Company. Adv. Afik's claim is based on three main claims: (i) The Company's response to an article published in a certain  website constitutes libel against Adv. Afik; (ii) Damages caused by obtaining liens on Adv. Afik's assets; and (iii) That a publication about the liens obtained on Adv. Afik's assets also constitutes libel against Adv. Afik.

The Company believes that it has strong legal and factual arguments to defend itself from the claims in the Afik Counter Claim.

The Company's claim against Adv. Afik is in its preliminary stages and the Company cannot assess its chances at this point in time.